EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as the Assignor

GS MORTGAGE SECURITIES CORP.,
as the Assignee

and

NATIONAL CITY MORTGAGE CO.,
as the Servicer

Dated as of

December 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of December 2007, is among National City Mortgage Co., an Ohio corporation, as seller and servicer (“National City” or the “Servicer”), GS Mortgage Securities Corp., a Delaware corporation, as assignee (the “Assignee”), and Goldman Sachs Mortgage Company, a New York limited partnership, as assignor (“GSMC” or the “Assignor”).

WHEREAS, National City sold to the Assignor, on a servicing retained basis, certain mortgage loans pursuant to (i) the Third Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of September 1, 2007 as further amended, modified and supplemented from time to time between GSMC and National City (the “Flow SWSA”), (ii) the related Warranty Bills of Sale, dated September 19, 2007, September 24, 2007 and September 25, 2007 (the “Warranty Bills of Sale”) and (iii) the related Trade Confirmations dated July 18, 2007 and August 1, 2007 (the “Trade Confirmations”), each by and between GSMC, as purchaser, and National City, as seller and servicer;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Flow SWSA, the Warranty Bills of Sale and the Trade Confirmations and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of December 1, 2007 (the “Trust Agreement”), among the Assignee, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), the custodians named therein and Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights in the Flow SWSA and the Trade Confirmations to the extent relating to the Mortgage Loans;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans, the Flow SWSA, and the Trade Confirmations, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder and any rights with respect to early payment defaults under the Trade Confirmations), and the Assignee hereby assumes all of the Assignor’s obligations under the Flow SWSA and the Trade Confirmations, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Flow SWSA from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in Section 2.7 of the Flow SWSA, and the Assignee is not undertaking any such liability hereunder. The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any early payment default provisions of the Trade Confirmations.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Flow SWSA or the Trade Confirmations.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate each of the Flow SWSA and the Trade Confirmations without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. Accuracy of Agreements.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Flow SWSA, (ii) the Flow SWSA, each of the Warranty Bills of Sale and each Trade Confirmation are in full force and effect as of the date hereof, (iii) none of the Flow SWSA or any Warranty Bill of Sale or Trade Confirmation has been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Flow SWSA or the Trade Confirmations. The Servicer further represents and warrants that the representations and warranties contained in Section 3.1 of the Flow SWSA are true and correct on and as of December 28, 2007.

3. Recognition of Purchaser.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the related Flow SWSA, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Flow SWSA shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns. The Assignee shall have all the rights and remedies available to the Assignor (except such rights as are specifically reserved by the Assignor hereunder), insofar as they relate to the Mortgage Loans, under the Flow SWSA and the Trade Confirmations, and shall be entitled to enforce all the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans.

4. Representations and Warranties.

The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Flow SWSA, the Trade Confirmations or this Assignment Agreement.

(b) The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Flow SWSA.

(c) The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor.

The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Flow SWSA, the Trade Confirmations and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) With respect to each Mortgage Loan, the representations and warranties contained in Section 3.2 of the Flow SWSA, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Flow SWSA), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in this paragraph, each reference in Section 3.2 of the Flow SWSA to (A) the “Cut-off Date” shall be deemed to be a reference to December 1, 2007, (B) the “Mortgage Loan Schedule” and shall be deemed to be a reference to Exhibit 1 hereto and (C) the “Closing Date” shall be deemed to be a reference to December 28, 2007.

(i) Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

(j) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s Glossary) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 5(j) the following definitions shall apply:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary: The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan: A Mortgage Loan classified as (i) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (ii) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (iii) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Flow SWSA (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within seventy-five (75) days of the date of discovery of such Qualification Defect.

In the event the Servicer has breached a representation or warranty under the Flow SWSA that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Flow SWSA) or purchase, or substitute for the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Flow SWSA with respect to such Mortgage Loan.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Flow SWSA and the related Trade Confirmation, but only insofar as the Flow SWSA or the related Trade Confirmation relate to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect.

Except as contemplated hereby, the Flow SWSA shall remain in full force and effect in accordance with its terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices.

Any notices or other communications permitted or required hereunder or under the Flow SWSA shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, Ohio 45342, Attention: Hugh Yeary, Deal Manager, Telecopy: (937) 910-3093, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Michelle Gill, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Telecopier: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor.

10. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Flow SWSA.

12. Third Party Beneficiary.

The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment Agreement entitled to all rights and benefits hereof as if it were a direct party to this Assignment Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
GS MORTGAGE SECURITIES CORP.

By: /s/ Greg A. Finck__________________
Name: Greg A. Finck
Title: Managing Director

ASSIGNOR:
GOLDMAN SACHS MORTGAGE COMPANY

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By: /s/ Greg A. Finck__________________
Name: Greg A. Finck
Title: Managing Director

SERVICER:
NATIONAL CITY MORTGAGE CO.

By:/s/ Mary Beth Criswell______________
Name: Mary Beth Criswell
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “GSR 2007-5F Mortgage Loan Schedules” at the Washington D.C. Offices of McKee Nelson LLP]

EXHIBIT 2

Flow SWSA